                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2010

ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2010

[LOGO OF USAA]
   USAA (R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       SEMIANNUAL REPORT
       USAA GROWTH & INCOME FUND
       JANUARY 31, 2010

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FUND OBJECTIVE

CAPITAL GROWTH AND, SECONDARILY, CURRENT INCOME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         26

    Financial Statements                                                      28

    Notes to Financial Statements                                             31

EXPENSE EXAMPLE                                                               45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"I EXPECT THIS RECOVERY TO PROCEED AT
A SLOWER PACE THAN THOSE IN RECENT                 [PHOTO OF DANIEL S. McNAMARA]
MEMORY."

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FEBRUARY 2010

The U.S. economy appears to be on the mend. As the reporting period ended, the federal government announced that the U.S. gross domestic product grew 5.9%
during the fourth quarter of 2009. The strong showing followed a 2.2% expansion in the third quarter. While these numbers are encouraging, it is still too early to declare that a long-term sustainable recovery has begun. Much of the growth has been the result of inventory reduction, driven largely by the government's
"cash for clunkers" auto rebate program and its first-time homebuyer tax credit.
Consumers took advantage of the incentives to make purchases they might have put off for a few years, but when the programs ended so did most of the spending.

There are also other obstacles to a sustained recovery. Although housing prices have stabilized, the residential real estate market is fragile. Unemployment remains high. Companies are making do with less, delaying hiring, and continuing to lay off workers. While this may increase productivity and the financial bottom line of individual businesses, it also acts as a drag on consumer spending and on the speed at which the economy will return to more historically normal levels of growth. As a result, I expect this recovery to proceed at a slower pace than those in recent memory.

Nevertheless, I am cautiously optimistic. Improved economic conditions may give the Federal Reserve Board (the Fed) the flexibility to pull back at least some of the stimulus money it pumped into the financial system. Caution is essential. If the Fed governors unwind the stimulus too soon,

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2  | USAA GROWTH & INCOME FUND
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they could stall the recovery. An inordinate delay could unleash inflation. At the very least, the Fed is likely to keep short-term interest rates low until the recovery is well underway. As I write to you, inflation does not appear to be an immediate threat because employment remains weak and excess capacity remains high. As a result, most businesses lack pricing power. However, I am concerned about the projections for continued deficit spending, which could feed inflation as the decade progresses.

So, how do we invest in this challenging environment? Money market yields are at record lows. Bonds have experienced a remarkable rally, but their prices have moved close to historic norms. Equities, which rebounded from their March 2009 lows, gave back some of their gains toward the end of the reporting period.

Under the circumstances, I plan to keep my guard up and stay focused on my investment plan. During the market decline, many investors were not appropriately positioned relative to their time horizon or risk tolerance. With this in mind, I recently took some time to reflect on my own goals, reconsider my risk tolerance, make a few changes to my investment strategy, and reposition my portfolio. I encourage you to do the same. If you would like assistance, please call one of our trained service representatives. They are available to help you -- free of charge.

At USAA Investment Management Company, we are proud to provide you with what we consider an exceptional value -- outstanding service, world-class investment talent, and a broad array of no-load mutual funds. Thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                Wellington Management Company, LLP

    MARK B. BARIBEAU, CFA                           MATTHEW E. MEGARGEL, CFA
    PAMELA N. CZEKANSKI, CFA                        FRANCIS BOGGAN, CFA
    RICHARD SKAGGS, CFA                             JEFF KRIPKE

Barrow, Hanley, Mewhinney & Strauss, LLC      UBS Global Asset Management
                                              (Americas) Inc.*
    MARK GIAMBRONE, CPA
    JAMES P. BARROW                                 JOHN C. LEONARD, CFA
    RAY NIXON, Jr.                                  THOMAS M. COLE, CFA
    ROBERT J. CHAMBERS, CFA                         THOMAS J. DIGENAN, CFA, CPA
    TIMOTHY J. CULLER, CFA

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o   HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM?

    For the six-month period ended January 31, 2010, the Fund had a total return of 10.83%. This compares to returns of 10.16% for the Russell 3000
    Index (the Index) and 10.20% for the Lipper Multi-Cap Core Funds Index.

    The Fund has four subadvisers. Wellington Management Company, LLP
    (Wellington Management) manages in a core style against the Index. UBS
    Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy, also managing against the Index. Barrow, Hanley,
    Mewhinney & Strauss, LLC (BHMS) is a value-oriented manager, managing against the Russell 3000 Value Index. Loomis,

    Refer to page 11 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective October 14, 2009, Scott Hazen no longer is a co-manager of the
     Fund.

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4  | USAA GROWTH & INCOME FUND
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    Sayles & Company L.P. (Loomis Sayles) is a growth-oriented manager, managing against the Russell 3000 Growth Index.

o   HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

    We outperformed the Index, helped by strong security selection in the energy, financials, and information technology sectors. Selection in materials and consumer discretionary was somewhat weaker. Overall, sector allocation decisions had little impact on performance.

    On an individual stock level, the Fund's top positive contributors to
    Index-relative performance included Hartford Financial Services, Inc., credit enhancement product provider Assured Guaranty Ltd., and information technology services provider Perot Systems. Among other names that contributed to performance was Precision Castparts Corp., a provider of industrial components to the aerospace and industrial gas turbine industries. Detractors from Index-relative performance included
    Switzerland-based investment bank and money manager UBS AG, global engineering and construction company Fluor, and Martin Marietta Materials,
    Inc., a seller of aggregates primarily for the construction industry.
    QUALCOMM, Inc. was also among other holdings that detracted from performance. We sold our position in Fluor during the period and maintained positions in QUALCOMM, UBS, and Martin Marietta.

o   HOW IS WELLINGTON MANAGEMENT POSITIONED?

    As of January 31, 2010, we believe the market is already discounting an improving economy, inventory restocking, and the successful avoidance of a banking sector collapse. Near-term U.S. economic data is likely to remain positive and may surprise on the upside, though global economic uncertainty has increased in recent weeks. We ended the period with overweights in information technology, health care

    You will find a complete list of securities that the Fund owns on pages
    13-25.

    Perot Systems was sold out of the Fund prior to January 31, 2010.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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    and materials. We added most to the health care sector over the period, which looks attractive to us based on low valuations across big pharma and
    HMOs. We expect that increasing visibility in the wake of regulatory reforms should be a positive catalyst for the sector. We have a less positive view on utilities, which we expect to face increasing regulatory pressure as states look to shore up budgets, and industrial demand pressure weakens pricing. Fundamentals within consumer staples are solid, but we are not overly excited about opportunities within that sector on a valuation basis. Telecom is also an underweight as we see mounting technological risk and earnings growth remains low.

o   HOW DID THE UBS PORTION PERFORM?

    We outperformed the Index, with stock selection being the most important driver. We were overweight in the strong-performing healthcare sector, led by Covidien plc, a medical instruments company that is increasing margins.
    An overweight to media also helped, led by Comcast Corp. "A", Viacom Inc.
    "B", and Interpublic Group of Companies, Inc. Other individual holdings that contributed to performance were VMware Inc. "A", the virtualization software company that helps companies become more efficient by reducing demand on server capacity. Finally, our underweight to ExxonMobil Corp. was a big contributor to index-relative performance; we felt the company had become overpriced in the flight to safety early last year.

    The biggest detractor from Index-relative performance was Exelon, a utility company that suffered from falling power prices in a weak economy. We continue to hold the stock as they have the largest nuclear capacity in the
    United States, which should give them an even better cost structure in the event some type of carbon tax is implemented. We sold out of SprintNextel, another detractor; our original thesis was that the company would benefit from being a low-cost provider, but their customer churn rates were high and their subscriber base diminished.

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o   HOW IS THE UBS PORTION POSITIONED?

    Our biggest overweight is health care, where we've been adding to names that meet our growth and value criteria. We've reduced our position in some banks because of the political environment, especially those who have heavy reliance on proprietary trading that's under threat from Washington. We continue to find Wells Fargo & Co. and JPMorgan Chase & Co. attractive.

    We are neutral between consumer staples and consumer discretionary, after having leaned towards one or the other since the financial crisis. Overall, we don't see divergent opportunities across sectors, but within them.
    Individual stock selection is likely to be the best way to outperform a market that, in our view, still has room to move higher. We'll look to take advantage of volatility given our view that the economy may move into a several-year era of slow growth later in 2010.

o   HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

    We outperformed the Russell 3000 Value Index. Even though we were underweight financials, we had outstanding stock selection within the sector, so on an attribution basis it was our best sector relative to the
    Index. Our next best sector was industrials, where we've been adding to holdings based on strong earnings. We were hurt in the consumer discretionary sector, largely due to poor stock selection, as we didn't own many lower-quality names that led within the sector. We also struggled in the information technology sector, but we are comfortable with our holdings in the sector, which in general are trading at attractive multiples and, in some cases, pay very nice dividends.

    The unmanaged Russell 3000(R) Value Index measures the performance of those
    Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7
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o   WHAT'S BHMS' OUTLOOK?

    In the wake of an historic 10-month stock market rally, we're looking for more modest returns this year. We think expectations, especially on the revenue side, have gotten ahead of the fundamentals. Corporate managements did a great job of cost cutting to keep bottom line earnings intact, but now we need revenues to keep the earnings momentum going. That will be tough given the lack of consumer and business confidence. We do see the economy continuing to improve, especially in the first half of the year, but it will remain a slow process. We think dividends will be an important part of the total return from stocks this year. Further, we think that active management will be crucial as we seek to find companies that can deliver revenue growth in a slow recovery.

o   HOW DID THE GROWTH-ORIENTED LOOMIS SAYLES PORTION PERFORM?

    We just slightly lagged the Russell 3000 Growth Index. Our biggest contributors to Index-relative performance included Priceline.com, Inc.,
    Apple. Inc., Amazon.com, Inc., Google, Inc. "A", Marvell Technology Group
    Ltd. (a semiconductor company), Cognizant Technology Solutions Corp. "A",
    Visa, Inc. "A", and Express Scripts, Inc. Detractors included QUALCOMM,
    Inc., and Bucyrus International, Inc., a mining equipment company. On a sector level we had good contributions from our holdings in consumer, financials, and materials.

o   WHAT'S LOOMIS SAYLES' OUTLOOK?

    We have been adding to health care names in this portfolio, bringing us close to the Index weight. We see the late January/early February 2009 selloff as a probably healthy correction within an

    The unmanaged Russell 3000(R) Growth Index measures the performance of those
    Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

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8  | USAA GROWTH & INCOME FUND
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    ongoing bull market. Revenue growth will continue to move to the fore of investor thinking, and it's important to note that 30% of the S&P 500 companies reporting so far have delivered their highest fourth quarter revenues ever. We think the economy is going to continue to recover, with jobs lagging but improving as the year goes on, and we believe 2010 gross domestic product growth to be in the 3% to 4% range. While finding good stocks across the capitalization spectrum, we are most bullish on U.S.
    large-cap growth stocks, with a focus on large-cap technology and consumer discretionary names with a technology tie-in, such as Priceline.com and
    Amazon.com.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9
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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND (Symbol: USGRX)

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                                            1/31/10                  7/31/09
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Net Assets                             $1,007.0 Million          $927.1 Million
Net Asset Value Per Share                   $12.54                   $11.35

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                    AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/10
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   7/31/09 to 1/31/10*          1 Year            5 Years            10 Years
         10.83%                 37.32%             -0.50%              0.77%

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                                 EXPENSE RATIO**
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                                      1.12%

*Total returns for periods of less than one year are not annualized. This six-
month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2009, AND
IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY
DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA GROWTH &       LIPPER MULTI-CAP
                    INCOME FUND        CORE FUNDS INDEX      RUSSELL 3000 INDEX
 1/31/2000          $10,000.00            $10,000.00             $10,000.00
 2/29/2000            9,526.04             10,385.27              10,092.69
 3/31/2000           10,557.45             11,050.91              10,883.34
 4/30/2000           10,547.01             10,640.66              10,499.80
 5/31/2000           10,578.32             10,270.86              10,204.90
 6/30/2000           10,551.59             10,703.97              10,507.04
 7/31/2000           10,347.67             10,536.72              10,321.33
 8/31/2000           10,849.62             11,280.06              11,086.78
 9/30/2000           10,489.07             10,761.90              10,584.80
10/31/2000           10,723.70             10,640.31              10,434.09
11/30/2000           10,361.09              9,734.35               9,472.36
12/31/2000           10,707.05              9,947.39               9,631.54
 1/31/2001           10,974.33             10,290.78               9,961.03
 2/28/2001           10,477.20              9,364.39               9,050.91
 3/31/2001           10,032.63              8,808.95               8,460.92
 4/30/2001           10,761.10              9,522.57               9,139.44
 5/31/2001           10,793.24              9,602.80               9,212.85
 6/30/2001           10,512.25              9,437.56               9,042.97
 7/31/2001           10,565.91              9,247.81               8,893.94
 8/31/2001            9,927.34              8,723.85               8,368.87
 9/30/2001            9,125.81              7,829.58               7,630.53
10/31/2001            9,233.36              8,042.17               7,808.06
11/30/2001            9,932.45              8,673.73               8,409.46
12/31/2001           10,050.96              8,876.97               8,527.99
 1/31/2002            9,889.66              8,680.66               8,421.05
 2/28/2002            9,778.41              8,523.87               8,248.85
 3/31/2002           10,068.32              8,868.85               8,610.52
 4/30/2002            9,567.13              8,491.88               8,158.78
 5/31/2002            9,489.16              8,422.32               8,064.25
 6/30/2002            8,804.39              7,762.49               7,483.75
 7/31/2002            8,163.16              7,150.30               6,888.77
 8/31/2002            8,191.04              7,195.54               6,921.31
 9/30/2002            7,371.15              6,533.81               6,194.09
10/31/2002            7,873.35              6,947.52               6,687.30
11/30/2002            8,436.93              7,370.59               7,091.96
12/31/2002            7,912.85              6,947.08               6,691.01
 1/31/2003            7,678.44              6,829.77               6,527.29
 2/28/2003            7,546.94              6,711.86               6,419.90
 3/31/2003            7,589.07              6,733.57               6,487.41
 4/30/2003            8,149.95              7,257.25               7,017.16
 5/31/2003            8,647.87              7,748.02               7,440.75
 6/30/2003            8,813.22              7,863.70               7,541.16
 7/31/2003            9,025.10              8,015.64               7,714.15
 8/31/2003            9,219.81              8,262.11               7,885.10
 9/30/2003            9,086.40              8,152.21               7,799.50
10/31/2003            9,682.61              8,637.72               8,271.52
11/30/2003            9,825.93              8,772.59               8,385.45
12/31/2003           10,225.09              9,122.35               8,769.00
 1/31/2004           10,368.54              9,336.67               8,951.92
 2/29/2004           10,529.21              9,481.69               9,072.52
 3/31/2004           10,378.90              9,374.06               8,964.83
 4/30/2004           10,195.20              9,176.70               8,779.47
 5/31/2004           10,321.49              9,286.61               8,907.06
 6/30/2004           10,617.73              9,492.18               9,084.09
 7/31/2004           10,175.57              9,102.98               8,740.57
 8/31/2004           10,123.88              9,096.29               8,776.57
 9/30/2004           10,298.52              9,290.80               8,911.48
10/31/2004           10,384.72              9,430.97               9,057.85
11/30/2004           10,907.69              9,904.38               9,478.91
12/31/2004           11,312.44             10,252.63               9,816.66
 1/31/2005           11,066.92             10,019.39               9,555.19
 2/28/2005           11,269.47             10,221.96               9,765.53
 3/31/2005           11,089.16             10,061.24               9,600.36
 4/30/2005           10,855.70              9,787.37               9,391.78
 5/31/2005           11,255.03             10,188.13               9,747.64
 6/30/2005           11,309.01             10,300.31               9,815.74
 7/31/2005           11,782.52             10,736.93              10,218.43
 8/31/2005           11,770.22             10,688.04              10,121.02
 9/30/2005           11,847.82             10,784.05              10,209.56
10/31/2005           11,564.71             10,561.08              10,018.35
11/30/2005           12,063.24             10,967.54              10,408.06
12/31/2005           12,092.29             11,095.55              10,417.41
 1/31/2006           12,511.52             11,507.65              10,765.46
 2/28/2006           12,426.37             11,461.91              10,784.60
 3/31/2006           12,540.92             11,717.36              10,971.02
 4/30/2006           12,704.90             11,862.53              11,090.05
 5/31/2006           12,094.91             11,451.60              10,734.98
 6/30/2006           12,116.73             11,417.86              10,753.98
 7/31/2006           11,926.07             11,281.03              10,743.91
 8/31/2006           12,037.83             11,548.01              11,006.73
 9/30/2006           12,432.95             11,795.98              11,253.12
10/31/2006           12,821.48             12,234.81              11,658.21
11/30/2006           13,183.67             12,524.58              11,911.87
12/31/2006           13,247.42             12,664.64              12,054.52
 1/31/2007           13,636.18             12,940.68              12,283.97
 2/28/2007           13,401.46             12,770.11              12,082.46
 3/31/2007           13,628.85             12,904.72              12,208.22
 4/30/2007           14,076.30             13,406.59              12,695.90
 5/31/2007           14,758.47             13,908.54              13,158.57
 6/30/2007           14,611.77             13,788.10              12,912.13
 7/31/2007           14,127.64             13,346.97              12,471.79
 8/31/2007           14,252.34             13,433.15              12,650.81
 9/30/2007           14,773.14             13,901.31              13,112.03
10/31/2007           15,249.93             14,181.47              13,352.56
11/30/2007           14,604.43             13,544.22              12,751.44
12/31/2007           14,505.14             13,420.64              12,674.28
 1/31/2008           13,496.90             12,666.95              11,906.07
 2/29/2008           13,013.96             12,333.19              11,536.27
 3/31/2008           12,827.56             12,159.63              11,467.92
 4/30/2008           13,564.68             12,770.78              12,041.42
 5/31/2008           13,912.05             13,083.78              12,288.11
 6/30/2008           12,837.74             12,040.63              11,274.08
 7/31/2008           12,608.50             11,864.43              11,184.17
 8/31/2008           12,710.38             11,977.68              11,357.87
 9/30/2008           11,376.36             10,642.16              10,289.95
10/31/2008            9,223.61              8,631.78               8,464.93
11/30/2008            8,364.22              7,878.50               7,796.71
12/31/2008            8,491.87              8,126.46               7,945.87
 1/31/2009            7,859.68              7,551.77               7,279.05
 2/28/2009            7,150.60              6,853.19               6,516.53
 3/31/2009            7,754.10              7,406.64               7,087.34
 4/30/2009            8,628.04              8,365.94               7,833.16
 5/31/2009            9,090.72              8,881.87               8,251.12
 6/30/2009            9,009.33              8,873.89               8,279.23
 7/31/2009            9,738.66              9,609.99               8,923.65
 8/31/2009           10,073.29              9,937.58               9,242.51
 9/30/2009           10,558.01             10,388.34               9,629.74
10/31/2009           10,317.47             10,084.60               9,382.06
11/30/2009           10,918.82             10,634.81               9,915.19
12/31/2009           11,232.12             10,995.16              10,197.74
 1/31/2010           10,793.17             10,590.59               9,830.14

                                   [END CHART]

                          Data from 1/31/00 to 1/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Growth & Income Fund to the following benchmarks:

o   The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

o   The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2010
                                (% of Net Assets)

      Microsoft Corp. .............................................  2.5%
      Pfizer, Inc. ................................................  2.0%
      Wells Fargo & Co. ...........................................  1.9%
      Procter & Gamble Co. ........................................  1.8%
      Apple, Inc. .................................................  1.7%
      Exxon Mobil Corp. ...........................................  1.5%
      Hewlett-Packard Co. .........................................  1.5%
      JPMorgan Chase & Co. ........................................  1.5%
      Bank of America Corp. .......................................  1.4%
      AT&T, Inc. ..................................................  1.3%

                    o SECTOR ASSET ALLOCATION* -- 1/31/2010 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

      INFORMATION TECHNOLOGY                                        19.5%
      HEALTH CARE                                                   15.3%
      FINANCIALS                                                    14.1%
      CONSUMER DISCRETIONARY                                        12.5%
      INDUSTRIALS                                                   11.3%
      ENERGY                                                        10.7%
      CONSUMER STAPLES                                               6.5%
      UTILITIES                                                      3.9%
      MATERIALS                                                      3.0%
      TELECOMMUNICATION SERVICES                                     1.5%
      EXCHANGE-TRADED FUNDS**                                        0.5%
      MONEY MARKET INSTRUMENTS                                       1.1%

                                   [END CHART]

*  Excludes short-term investments purchased with cash collateral from securities loaned.
** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-25.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             EQUITY SECURITIES (98.8%)

             COMMON STOCKS (98.3%)

             CONSUMER DISCRETIONARY (12.5%)
             ------------------------------
             ADVERTISING (0.8%)
   524,100   Interpublic Group of Companies, Inc.*                                       $    3,386
   118,900   Omnicom Group, Inc.                                                              4,197
                                                                                         ----------
                                                                                              7,583
                                                                                         ----------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.6%)
    85,460   Coach, Inc.                                                                      2,981
    92,200   Hanesbrands, Inc.*                                                               2,118
    70,200   True Religion Apparel, Inc.*                                                     1,355
                                                                                         ----------
                                                                                              6,454
                                                                                         ----------
             APPAREL RETAIL (1.4%)
    41,600   Aeropostale, Inc.*                                                               1,368
    61,280   Buckle, Inc.(a)                                                                  1,859
   175,000   Chico's FAS, Inc.*                                                               2,235
    88,000   Guess?, Inc.                                                                     3,495
    95,000   J. Crew Group, Inc.*                                                             3,725
    44,100   Limited Brands, Inc.                                                               839
    11,000   TJX Companies, Inc.                                                                418
                                                                                         ----------
                                                                                             13,939
                                                                                         ----------
             AUTO PARTS & EQUIPMENT (0.7%)
   119,800   BorgWarner, Inc.*                                                                4,204
   120,000   Johnson Controls, Inc.                                                           3,339
                                                                                         ----------
                                                                                              7,543
                                                                                         ----------
             AUTOMOBILE MANUFACTURERS (0.4%)
   350,000   Ford Motor Co.*                                                                  3,794
                                                                                         ----------
             AUTOMOTIVE RETAIL (0.3%)
    35,300   Advance Auto Parts, Inc.                                                         1,392
    46,900   O'Reilly Automotive, Inc.*                                                       1,773
                                                                                         ----------
                                                                                              3,165
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             BROADCASTING (0.3%)
    40,200   CBS Corp. "B"                                                               $      520
    69,000   Discovery Communications, Inc. "A"*                                              2,046
                                                                                         ----------
                                                                                              2,566
                                                                                         ----------
             CABLE & SATELLITE (0.8%)
   527,200   Comcast Corp. "A"                                                                8,346
                                                                                         ----------
             CASINOS & GAMING (0.4%)
   151,955   International Game Technology                                                    2,787
    54,500   Las Vegas Sands Corp.*                                                             845
                                                                                         ----------
                                                                                              3,632
                                                                                         ----------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
    59,400   GameStop Corp. "A"*                                                              1,174
                                                                                         ----------
             DEPARTMENT STORES (0.5%)
   145,095   Nordstrom, Inc.                                                                  5,012
                                                                                         ----------
             EDUCATION SERVICES (0.2%)
    13,700   Apollo Group, Inc. "A"*                                                            830
     8,400   ITT Educational Services, Inc.*                                                    814
                                                                                         ----------
                                                                                              1,644
                                                                                         ----------
             GENERAL MERCHANDISE STORES (0.2%)
    56,900   Family Dollar Stores, Inc.                                                       1,757
                                                                                         ----------
             HOME IMPROVEMENT RETAIL (0.8%)
    64,500   Home Depot, Inc.                                                                 1,807
   278,540   Lowe's Companies, Inc.                                                           6,030
                                                                                         ----------
                                                                                              7,837
                                                                                         ----------
             HOMEBUILDING (0.1%)
     1,200   NVR, Inc.*                                                                         821
                                                                                         ----------
             HOMEFURNISHING RETAIL (0.2%)
    55,000   Bed Bath & Beyond, Inc.*                                                         2,129
                                                                                         ----------
             HOTELS, RESORTS, & CRUISE LINES (1.0%)
   253,100   Carnival Corp.*                                                                  8,436
    50,000   Royal Caribbean Cruises Ltd.*(a)                                                 1,304
                                                                                         ----------
                                                                                              9,740
                                                                                         ----------
             HOUSEHOLD APPLIANCES (0.8%)
   105,500   Stanley Works                                                                    5,407
    38,000   Whirlpool Corp.                                                                  2,857
                                                                                         ----------
                                                                                              8,264
                                                                                         ----------
             HOUSEWARES & SPECIALTIES (0.5%)
   132,800   Fortune Brands, Inc.                                                             5,521
                                                                                         ----------

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             INTERNET RETAIL (0.8%)
    37,000   Amazon.com, Inc.*                                                           $    4,640
    20,000   Priceline.com, Inc.*                                                             3,907
                                                                                         ----------
                                                                                              8,547
                                                                                         ----------
             MOVIES & ENTERTAINMENT (0.4%)
   155,600   Viacom, Inc. "B"*                                                                4,534
                                                                                         ----------
             RESTAURANTS (0.7%)
    26,560   McDonald's Corp.                                                                 1,658
    30,000   Panera Bread Co. "A"*                                                            2,143
   150,000   Starbucks Corp.*                                                                 3,268
                                                                                         ----------
                                                                                              7,069
                                                                                         ----------
             SPECIALIZED CONSUMER SERVICES (0.1%)
    90,000   Service Corp. International                                                        690
                                                                                         ----------
             SPECIALTY STORES (0.4%)
    44,745   Staples, Inc.                                                                    1,050
    65,000   Tiffany & Co.                                                                    2,639
                                                                                         ----------
                                                                                              3,689
                                                                                         ----------
             Total Consumer Discretionary                                                   125,450
                                                                                         ----------
             CONSUMER STAPLES (6.5%)
             -----------------------
             DISTILLERS & VINTNERS (0.2%)
    26,400   Diageo plc ADR                                                                   1,774
                                                                                         ----------
             FOOD DISTRIBUTORS (0.1%)
    47,000   Sysco Corp.                                                                      1,316
                                                                                         ----------
             FOOD RETAIL (0.4%)
   191,200   Kroger Co.                                                                       4,097
                                                                                         ----------
             HOUSEHOLD PRODUCTS (1.8%)
   290,485   Procter & Gamble Co.                                                            17,879
                                                                                         ----------
             HYPERMARKETS & SUPER CENTERS (0.4%)
    36,000   BJ's Wholesale Club, Inc.*                                                       1,216
    56,760   Wal-Mart Stores, Inc.                                                            3,033
                                                                                         ----------
                                                                                              4,249
                                                                                         ----------
             PACKAGED FOODS & MEAT (0.2%)
    35,700   H.J. Heinz Co.                                                                   1,558
                                                                                         ----------
             PERSONAL PRODUCTS (0.8%)
   181,100   Avon Products, Inc.                                                              5,458
    42,000   Estee Lauder Companies, Inc. "A"                                                 2,206
                                                                                         ----------
                                                                                              7,664
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             SOFT DRINKS (1.1%)
   194,690   PepsiCo, Inc.                                                               $   11,607
                                                                                         ----------
             TOBACCO (1.5%)
    90,900   Altria Group, Inc.                                                               1,805
    64,600   Imperial Tobacco Group plc ADR                                                   4,135
    19,500   Lorillard, Inc.                                                                  1,476
   129,655   Philip Morris International, Inc.                                                5,901
    31,300   Reynolds American, Inc.                                                          1,665
                                                                                         ----------
                                                                                             14,982
                                                                                         ----------
             Total Consumer Staples                                                          65,126
                                                                                         ----------
             ENERGY (10.7%)
             --------------
             COAL & CONSUMABLE FUELS (0.5%)
    14,895   CONSOL Energy, Inc.                                                                694
    91,400   Peabody Energy Corp.                                                             3,850
                                                                                         ----------
                                                                                              4,544
                                                                                         ----------
             INTEGRATED OIL & GAS (4.5%)
    35,000   BP plc ADR                                                                       1,964
   109,200   Chevron Corp.                                                                    7,876
    64,000   ConocoPhillips                                                                   3,072
   242,170   Exxon Mobil Corp.                                                               15,603
    80,000   Hess Corp.                                                                       4,623
   216,000   Marathon Oil Corp.                                                               6,439
    36,800   Murphy Oil Corp.                                                                 1,880
    55,500   Occidental Petroleum Corp.                                                       4,348
                                                                                         ----------
                                                                                             45,805
                                                                                         ----------
             OIL & GAS DRILLING (0.9%)
    42,500   Atwood Oceanics, Inc.*                                                           1,424
   165,500   Noble Corp.                                                                      6,673
    11,870   Transocean Ltd.*                                                                 1,006
                                                                                         ----------
                                                                                              9,103
                                                                                         ----------
             OIL & GAS EQUIPMENT & SERVICES (0.9%)
   131,300   Baker Hughes, Inc.                                                               5,945
    49,000   FMC Technologies, Inc.*                                                          2,606
    33,485   Halliburton Co.                                                                    978
                                                                                         ----------
                                                                                              9,529
                                                                                         ----------
             OIL & GAS EXPLORATION & PRODUCTION (3.4%)
    50,000   Anadarko Petroleum Corp.                                                         3,189
    73,820   Apache Corp.                                                                     7,291
    62,800   EOG Resources, Inc.                                                              5,678
    54,925   Noble Energy, Inc.                                                               4,061

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

    62,000   Range Resources Corp.                                                       $    2,852
    70,000   Southwestern Energy Co.*                                                         3,002
   161,318   Ultra Petroleum Corp.*                                                           7,411
    14,900   Whiting Petroleum Corp.*                                                           992
                                                                                         ----------
                                                                                             34,476
                                                                                         ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
   123,300   El Paso Corp.                                                                    1,251
   167,950   Spectra Energy Corp.                                                             3,569
                                                                                         ----------
                                                                                              4,820
                                                                                         ----------
             Total Energy                                                                   108,277
                                                                                         ----------
             FINANCIALS (14.1%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (2.3%)
   169,515   Ameriprise Financial, Inc.                                                       6,482
   170,600   Bank of New York Mellon Corp.                                                    4,963
    11,000   BlackRock, Inc. "A"                                                              2,352
    36,000   Franklin Resources, Inc.                                                         3,565
   135,000   Invesco Ltd. ADR                                                                 2,606
    58,000   T. Rowe Price Group, Inc.                                                        2,878
                                                                                         ----------
                                                                                             22,846
                                                                                         ----------
             CONSUMER FINANCE (1.2%)
    95,800   American Express Co.                                                             3,608
   146,100   Capital One Financial Corp.                                                      5,385
   340,400   SLM Corp.*                                                                       3,585
                                                                                         ----------
                                                                                             12,578
                                                                                         ----------
             DIVERSIFIED BANKS (1.9%)
   684,060   Wells Fargo & Co.                                                               19,448
                                                                                         ----------
             DIVERSIFIED CAPITAL MARKETS (0.3%)
   255,570   UBS AG*                                                                          3,325
                                                                                         ----------
             INSURANCE BROKERS (0.2%)
    82,200   Willis Group Holdings plc                                                        2,156
                                                                                         ----------
             INVESTMENT BANKING & BROKERAGE (0.8%)
    11,840   Goldman Sachs Group, Inc.                                                        1,761
    90,000   Jefferies Group, Inc.*(a)                                                        2,298
   142,900   Morgan Stanley                                                                   3,827
                                                                                         ----------
                                                                                              7,886
                                                                                         ----------
             LIFE & HEALTH INSURANCE (1.3%)
   160,600   AFLAC, Inc.                                                                      7,778
   211,400   Principal Financial Group, Inc.                                                  4,873
                                                                                         ----------
                                                                                             12,651
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             MULTI-LINE INSURANCE (0.5%)
   191,375   Hartford Financial Services Group, Inc.                                     $    4,591
                                                                                         ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.9%)
   946,000   Bank of America Corp.                                                           14,360
   380,450   JPMorgan Chase & Co.                                                            14,815
                                                                                         ----------
                                                                                             29,175
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (1.4%)
    64,600   ACE Ltd.*                                                                        3,183
    41,800   Allstate Corp.                                                                   1,251
   183,212   Assured Guaranty Ltd.                                                            4,152
    63,100   Axis Capital Holdings Ltd.                                                       1,817
    32,100   Chubb Corp.                                                                      1,605
   143,800   Fidelity National Financial, Inc. "A"                                            1,855
     8,480   XL Capital Ltd. "A"                                                                142
                                                                                         ----------
                                                                                             14,005
                                                                                         ----------
             REGIONAL BANKS (0.9%)
    42,600   City National Corp.                                                              2,104
   142,600   Fifth Third Bancorp                                                              1,774
    95,100   PNC Financial Services Group, Inc.                                               5,271
                                                                                         ----------
                                                                                              9,149
                                                                                         ----------
             REITs - MORTGAGE (0.2%)
   130,500   Annaly Capital Management, Inc.                                                  2,268
                                                                                         ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
   126,500   New York Community Bancorp, Inc.                                                 1,901
                                                                                         ----------
             Total Financials                                                               141,979
                                                                                         ----------
             HEALTH CARE (15.3%)
             -------------------
             BIOTECHNOLOGY (2.0%)
   120,020   Amgen, Inc.*                                                                     7,019
    37,300   Cephalon, Inc.*                                                                  2,381
    57,200   Genzyme Corp.*                                                                   3,103
   164,900   Gilead Sciences, Inc.*                                                           7,960
                                                                                         ----------
                                                                                             20,463
                                                                                         ----------
             HEALTH CARE DISTRIBUTORS (0.4%)
    95,000   AmerisourceBergen Corp.                                                          2,590
    52,200   Cardinal Health, Inc.                                                            1,726
                                                                                         ----------
                                                                                              4,316
                                                                                         ----------
             HEALTH CARE EQUIPMENT (3.2%)
    33,400   Baxter International, Inc.                                                       1,924
   123,000   CareFusion Corp.*                                                                3,167

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

   222,570   Covidien plc                                                                $   11,253
     5,000   Intuitive Surgical, Inc.*                                                        1,640
   193,375   Medtronic, Inc.                                                                  8,294
   133,870   St. Jude Medical, Inc.*                                                          5,051
                                                                                         ----------
                                                                                             31,329
                                                                                         ----------
             HEALTH CARE SERVICES (1.4%)
    46,000   Express Scripts, Inc.*                                                           3,858
   104,300   Medco Health Solutions, Inc.*                                                    6,412
    94,700   Omnicare, Inc.                                                                   2,367
    33,600   Quest Diagnostics, Inc.                                                          1,871
                                                                                         ----------
                                                                                             14,508
                                                                                         ----------
             HEALTH CARE TECHNOLOGY (0.2%)
    26,000   Cerner Corp.*                                                                    1,967
                                                                                         ----------
             LIFE SCIENCES TOOLS & SERVICES (0.9%)
    68,700   Life Technologies Corp.*                                                         3,415
    32,500   Millipore Corp.*                                                                 2,241
    40,040   Thermo Fisher Scientific, Inc.*                                                  1,848
    29,600   Waters Corp.*                                                                    1,687
                                                                                         ----------
                                                                                              9,191
                                                                                         ----------
             MANAGED HEALTH CARE (2.0%)
    57,900   CIGNA Corp.                                                                      1,955
   102,500   Coventry Health Care, Inc.*                                                      2,345
    39,900   Humana, Inc.*                                                                    1,940
   297,965   UnitedHealth Group, Inc.                                                         9,833
    65,028   WellPoint, Inc.*                                                                 4,144
                                                                                         ----------
                                                                                             20,217
                                                                                         ----------
             PHARMACEUTICALS (5.2%)
    22,395   Abbott Laboratories                                                              1,185
    99,500   Allergan, Inc.                                                                   5,721
    41,100   AstraZeneca plc ADR(a)                                                           1,911
   160,300   Bristol-Myers Squibb Co.                                                         3,905
    17,235   Eli Lilly and Co.                                                                  607
    29,900   Johnson & Johnson                                                                1,879
   256,590   Merck & Co., Inc.                                                                9,797
   220,000   Mylan, Inc.*                                                                     4,011
    72,000   Perrigo Co.                                                                      3,188
 1,085,629   Pfizer, Inc.                                                                    20,258
                                                                                         ----------
                                                                                             52,462
                                                                                         ----------
             Total Health Care                                                              154,453
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             INDUSTRIALS (11.3%)
             -------------------
             AEROSPACE & DEFENSE (3.6%)
    14,585   Boeing Co.                                                                  $      884
   122,700   General Dynamics Corp.                                                           8,203
    40,400   Goodrich Corp.                                                                   2,501
   154,465   Honeywell International, Inc.                                                    5,969
    16,600   ITT Corp.                                                                          802
    44,100   L-3 Communications Holdings, Inc.                                                3,675
    60,925   Precision Castparts Corp.                                                        6,412
   138,000   Raytheon Co.                                                                     7,235
                                                                                         ----------
                                                                                             35,681
                                                                                         ----------
             AIR FREIGHT & LOGISTICS (1.4%)
   142,120   FedEx Corp.                                                                     11,135
    48,000   United Parcel Service, Inc. "B"                                                  2,773
                                                                                         ----------
                                                                                             13,908
                                                                                         ----------
             AIRLINES (0.3%)
   302,500   Southwest Airlines Co.                                                           3,427
                                                                                         ----------

             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.3%)
    42,000   Bucyrus International, Inc.                                                      2,200
    40,000   Deere & Co.                                                                      1,998
    55,000   Joy Global, Inc.                                                                 2,516
   173,950   PACCAR, Inc.                                                                     6,267
                                                                                         ----------
                                                                                             12,981
                                                                                         ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    69,590   Emerson Electric Co.                                                             2,891
                                                                                         ----------
             HEAVY ELECTRICAL EQUIPMENT (0.1%)
    63,645   ABB Ltd. ADR*                                                                    1,148
                                                                                         ----------
             INDUSTRIAL CONGLOMERATES (0.9%)
    38,000   3M Co.                                                                           3,059
   394,225   General Electric Co.                                                             6,339
                                                                                         ----------
                                                                                              9,398
                                                                                         ----------
             INDUSTRIAL MACHINERY (2.7%)
    67,100   Eaton Corp.                                                                      4,109
    32,100   Flowserve Corp.                                                                  2,895
   236,800   Illinois Tool Works, Inc.                                                       10,322
    21,205   Ingersoll-Rand PLC                                                                 688
   109,200   Pall Corp.                                                                       3,764
    44,000   Parker-Hannifin Corp.                                                            2,460
    21,000   SPX Corp.                                                                        1,143

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

    21,300   Valmont Industries, Inc.                                                    $    1,480
                                                                                         ----------
                                                                                             26,861
                                                                                         ----------
             OFFICE SERVICES & SUPPLIES (0.1%)
    22,700   Avery Dennison Corp.                                                               738
                                                                                         ----------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    68,500   WESCO International, Inc.*                                                       1,899
                                                                                         ----------
             TRUCKING (0.4%)
   121,600   Ryder System, Inc.                                                               4,426
                                                                                         ----------
             Total Industrials                                                              113,358
                                                                                         ----------
             INFORMATION TECHNOLOGY (19.5%)
             ------------------------------
             APPLICATION SOFTWARE (0.9%)
   185,700   Autodesk, Inc.*                                                                  4,418
    85,500   Intuit, Inc.*                                                                    2,531
    38,000   Salesforce.com, Inc.*                                                            2,415
                                                                                         ----------
                                                                                              9,364
                                                                                         ----------
             COMMUNICATIONS EQUIPMENT (2.4%)
   375,000   Brocade Communications Systems, Inc.*                                            2,576
   450,010   Cisco Systems, Inc.*                                                            10,112
    60,000   F5 Networks, Inc.*                                                               2,966
   180,400   Nokia Corp. ADR                                                                  2,470
   144,180   QUALCOMM, Inc.                                                                   5,650
                                                                                         ----------
                                                                                             23,774
                                                                                         ----------
             COMPUTER HARDWARE (3.6%)
    87,900   Apple, Inc.*                                                                    16,887
   324,425   Hewlett-Packard Co.                                                             15,271
    35,730   International Business Machines Corp.                                            4,373
                                                                                         ----------
                                                                                             36,531
                                                                                         ----------
             COMPUTER STORAGE & PERIPHERALS (1.3%)
   376,170   EMC Corp.*                                                                       6,271
    41,200   NetApp, Inc.*                                                                    1,200
   319,900   Seagate Technology                                                               5,352
                                                                                         ----------
                                                                                             12,823
                                                                                         ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.8%)
    61,300   Alliance Data Systems Corp.*(a)                                                  3,645
    47,700   Computer Sciences Corp.*                                                         2,447
    18,000   MasterCard, Inc. "A"                                                             4,498
    55,000   Visa, Inc. "A"                                                                   4,511
   155,765   Western Union Co.                                                                2,888
                                                                                         ----------
                                                                                             17,989
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             ELECTRONIC COMPONENTS (0.5%)
    95,000   Amphenol Corp. "A"                                                          $    3,785
    48,370   Corning, Inc.                                                                      874
                                                                                         ----------
                                                                                              4,659
                                                                                         ----------
             INTERNET SOFTWARE & SERVICES (1.6%)
   158,400   eBay, Inc.*                                                                      3,646
    21,265   Google, Inc. "A"*                                                               11,258
    61,300   VeriSign, Inc.*                                                                  1,405
                                                                                         ----------
                                                                                             16,309
                                                                                         ----------
             IT CONSULTING & OTHER SERVICES (0.4%)
    95,000   Cognizant Technology Solutions Corp. "A"*                                        4,148
                                                                                         ----------
             SEMICONDUCTOR EQUIPMENT (0.4%)
   309,400   Applied Materials, Inc.                                                          3,768
                                                                                         ----------
             SEMICONDUCTORS (3.0%)
    73,400   Analog Devices, Inc.                                                             1,979
   266,700   Broadcom Corp. "A"*                                                              7,126
    71,000   Cree, Inc.*                                                                      3,970
   177,145   Intel Corp.                                                                      3,437
   129,900   Intersil Corp. "A"                                                               1,750
   301,600   Marvell Technology Group Ltd.*                                                   5,257
   130,230   Maxim Integrated Products, Inc.                                                  2,276
    65,800   Microchip Technology, Inc.                                                       1,698
   120,600   National Semiconductor Corp.                                                     1,599
   110,000   NVIDIA Corp.*                                                                    1,693
                                                                                         ----------
                                                                                             30,785
                                                                                         ----------
             SYSTEMS SOFTWARE (3.6%)
    46,500   BMC Software, Inc.*                                                              1,797
   907,865   Microsoft Corp.                                                                 25,584
   103,445   Oracle Corp.                                                                     2,385
    40,000   Red Hat, Inc.*                                                                   1,089
   130,500   VMware, Inc. "A"*                                                                5,926
                                                                                         ----------
                                                                                             36,781
                                                                                         ----------
             Total Information Technology                                                   196,931
                                                                                         ----------
             MATERIALS (3.0%)
             ----------------
             CONSTRUCTION MATERIALS (0.3%)
    34,035   Martin Marietta Materials, Inc.                                                  2,695
                                                                                         ----------
             DIVERSIFIED CHEMICALS (0.2%)
    68,200   E.I. du Pont de Nemours & Co.                                                    2,224
                                                                                         ----------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             DIVERSIFIED METALS & MINING (0.5%)
    11,695   Rio Tinto plc ADR                                                           $    2,269
    35,000   Walter Industries, Inc.                                                          2,272
                                                                                         ----------
                                                                                              4,541
                                                                                         ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.9%)
    24,900   Agrium, Inc.                                                                     1,403
    56,500   Monsanto Co.                                                                     4,287
    70,260   Mosaic Co.                                                                       3,760
                                                                                         ----------
                                                                                              9,450
                                                                                         ----------
             GOLD (0.1%)
    24,520   Barrick Gold Corp.                                                                 854
                                                                                         ----------
             METAL & GLASS CONTAINERS (0.6%)
    89,900   Ball Corp.                                                                       4,566
    77,100   Pactiv Corp.*                                                                    1,739
                                                                                         ----------
                                                                                              6,305
                                                                                         ----------
             STEEL (0.4%)
    16,900   Allegheny Technologies, Inc.                                                       690
    48,000   Cliffs Natural Resources, Inc.                                                   1,918
    88,100   Steel Dynamics, Inc.                                                             1,337
                                                                                         ----------
                                                                                              3,945
                                                                                         ----------
             Total Materials                                                                 30,014
                                                                                         ----------
             TELECOMMUNICATION SERVICES (1.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
   508,945   AT&T, Inc.                                                                      12,907
    73,200   Verizon Communications, Inc.                                                     2,153
                                                                                         ----------
             Total Telecommunication Services                                                15,060
                                                                                         ----------
             UTILITIES (3.9%)
             ----------------
             ELECTRIC UTILITIES (2.9%)
   289,000   American Electric Power Co., Inc.                                               10,014
    82,400   Duke Energy Corp.                                                                1,362
    28,100   Entergy Corp.                                                                    2,144
   174,300   Exelon Corp.                                                                     7,952
   111,100   FirstEnergy Corp.                                                                4,846
    10,185   FPL Group, Inc.                                                                    497
    79,900   Pepco Holdings, Inc.                                                             1,312
    47,900   Pinnacle West Capital Corp.                                                      1,716
                                                                                         ----------
                                                                                             29,843
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
   472,300   Dynegy, Inc. "A"*                                                           $      765
                                                                                         ----------
             MULTI-UTILITIES (0.9%)
   138,300   CenterPoint Energy, Inc.                                                         1,929
    68,500   Dominion Resources, Inc.                                                         2,566
    78,700   MDU Resources Group, Inc.                                                        1,733
   126,900   Xcel Energy, Inc.                                                                2,637
                                                                                         ----------
                                                                                              8,865
                                                                                         ----------
             Total Utilities                                                                 39,473
                                                                                         ----------
             Total Common Stocks (cost: $939,336)                                           990,121
                                                                                         ----------
             EXCHANGE-TRADED FUNDS (0.5%)
    27,900   MidCap SPDR Trust Series 1(a)                                                    3,557
     8,000   SPDR Trust Series 1                                                                859
                                                                                         ----------
             Total Exchange-Traded Funds (cost: $4,530)                                       4,416
                                                                                         ----------
             Total Equity Securities (cost: $943,866)                                       994,537
                                                                                         ----------
             MONEY MARKET INSTRUMENTS (1.1%)

             MONEY MARKET FUNDS (1.1%)
11,067,802   State Street Institutional Liquid Reserve Fund, 0.13%(b) (cost: $11,068)        11,068
                                                                                         ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.2%)

             MONEY MARKET FUNDS (1.0%)
10,265,422   BlackRock Liquidity Funds TempFund Portfolio, 0.11%(b)                          10,265
                                                                                         ----------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
---------------------------------------------------------------------------------------------------

             REPURCHASE AGREEMENTS (0.2%)
      $200   Credit Suisse First Boston LLC, 0.11%,
               acquired on 1/29/2010 and due 2/01/2010 at
               $200 (collateralized by $205 of U.S. Treasury,
               3.63%, due 8/15/2019; market value $208)                                         200

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                        VALUE
(000)        SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------

   $1,600    Deutsche Bank Securities, Inc., 0.11%,
               acquired on 1/29/2010 and due 2/01/2010 at $1,600
               (collateralized by $1,633 of Fannie Mae(c), 0.09%(d),
               due 5/10/2010; market value $1,633)                                       $    1,600
                                                                                         ----------
             Total Repurchase Agreements                                                      1,800
                                                                                         ----------
             Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $12,065)                                        12,065
                                                                                         ----------

             TOTAL INVESTMENTS (COST: $966,999)                                          $1,017,670
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                           (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                       QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                   IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
                                FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
---------------------------------------------------------------------------------------------------

Equity Securities:
  Common Stocks                           $  990,121              $    -             $-  $  990,121
  Exchange-Traded Funds                        4,416                   -              -       4,416
Money Market Instruments:
  Money Market Funds                          11,068                   -              -      11,068
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                          10,265                   -              -      10,265
  Repurchase Agreements                            -               1,800              -       1,800
---------------------------------------------------------------------------------------------------
Total                                     $1,015,870              $1,800             $-  $1,017,670
---------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
  100%. A category percentage of 0.0% represents less than 0.1% of net assets.

  The Fund may rely on certain Securities and Exchange Commission (SEC)
  exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

  ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
         dollars.

  REIT   Real estate investment trust

  SPDR   Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipt, which tracks the S&P 500
         Index. SPDRs are traded on securities exchanges.

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

o SPECIFIC NOTES

  (a)    The security or a portion thereof was out on loan as of January 31,
         2010.

  (b)    Rate represents the money market fund annualized seven-day yield at
         January 31, 2010.

  (c)    Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

  (d)    Zero-coupon security. Rate represents the effective yield at the date of purchase.

    *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

ASSETS
    Investments in securities, at market value (including securities
        on loan of $11,594) (cost of $966,999)                          $1,017,670
    Receivables:
        Capital shares sold                                                    499
        Dividends and interest                                                 773
        Securities sold                                                     15,227
        Other                                                                   13
                                                                        ----------
            Total assets                                                 1,034,182
                                                                        ----------
LIABILITIES
    Payables:
        Upon return of securities loaned                                    12,065
        Securities purchased                                                13,712
        Capital shares redeemed                                                790
    Accrued management fees                                                    500
    Accrued transfer agent's fees                                               30
    Other accrued expenses and payables                                        120
                                                                        ----------
            Total liabilities                                               27,217
                                                                        ----------
                Net assets applicable to capital shares outstanding     $1,006,965
                                                                        ==========
NET ASSETS CONSIST OF:
    Paid-in capital                                                     $1,303,441
    Accumulated overdistribution of net investment loss                       (134)
    Accumulated net realized loss on investments                          (347,013)
    Net unrealized appreciation of investments                              50,671
                                                                        ----------
                Net assets applicable to capital shares outstanding     $1,006,965
                                                                        ==========
    Capital shares outstanding, unlimited number of shares
        authorized, no par value                                            80,270
                                                                        ==========
    Net asset value, redemption price, and offering price per share     $    12.54
                                                                        ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $13)                     $  7,849
    Interest                                                                   14
    Securities lending (net)                                                   76
                                                                         --------
            Total income                                                    7,939
                                                                         --------
EXPENSES
    Management fees                                                         2,977
    Administration and servicing fees                                         765
    Transfer agent's fees                                                   1,305
    Custody and accounting fees                                               108
    Postage                                                                    76
    Shareholder reporting fees                                                 31
    Trustees' fees                                                              5
    Registration fees                                                          22
    Professional fees                                                          53
    Other                                                                      11
                                                                         --------
            Total expenses                                                  5,353
    Expenses paid indirectly                                                  (24)
    Transfer agent's fees reimbursed (Note 6D)                               (167)
                                                                         --------
            Net expenses                                                    5,162
                                                                         --------
NET INVESTMENT INCOME                                                       2,777
                                                                         --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain                                                      25,037
    Change in net unrealized appreciation/depreciation                     72,707
                                                                         --------
            Net realized and unrealized gain                               97,744
                                                                         --------
    Increase in net assets resulting from operations                     $100,521
                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2010 (unaudited), and year ended
July 31, 2009

--------------------------------------------------------------------------------

                                                                     1/31/2010     7/31/2009
--------------------------------------------------------------------------------------------

FROM OPERATIONS
    Net investment income                                           $    2,777    $    8,926
    Net realized gain (loss) on investments                             25,037      (325,260)
    Change in net unrealized appreciation/depreciation
        of investments                                                  72,707        12,059
                                                                    ------------------------
        Increase (decrease) in net assets resulting
            from operations                                            100,521      (304,275)
                                                                    ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (3,222)       (9,327)
                                                                    ------------------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                           55,093       126,823
    Reinvested dividends                                                 3,165         9,165
    Cost of shares redeemed                                            (75,718)     (188,203)
                                                                    ------------------------
        Decrease in net assets from capital share
            transactions                                               (17,460)      (52,215)
                                                                    ------------------------
    Net increase (decrease) in net assets                               79,839      (365,817)
                                                                    ------------------------
NET ASSETS
    Beginning of period                                                927,126     1,292,943
                                                                    ------------------------
    End of period                                                   $1,006,965    $  927,126
                                                                    ========================
Accumulated undistributed (overdistribution of) net
    investment income:
    End of period                                                   $     (134)   $      311
                                                                    ========================
CHANGE IN SHARES OUTSTANDING
    Shares sold                                                          4,388        12,058
    Shares issued for dividends reinvested                                 246           873
    Shares redeemed                                                     (6,028)      (18,303)
                                                                    ------------------------
        Decrease in shares outstanding                                  (1,394)       (5,372)
                                                                    ========================

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this semiannual report pertains only to the USAA Growth
& Income Fund (the Fund), which is classified as diversified under the 1940 Act.
The Fund's investment objectives are capital growth and, secondarily, current income.

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

       of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management
       Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the
       Manager, under valuation procedures approved by the Trust's Board of
       Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities.
       In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as
       U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
       Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.
       Valuing these securities at fair value is intended to cause the Fund's
       NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the
    Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E.  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the
    Fund, either through its regular custodian or through a special "tri-party"
    custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F.  FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

    U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
    Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2010, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by
    $24,000 and less than $500, respectively.

H.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2010, the Fund paid CAPCO facility fees of $2,600, which represents 2.4% of the total fees paid to CAPCO by the
USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2010.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2010, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2009, the Fund had capital loss carryovers of $117,708,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire in 2017. It is unlikely that the Trust's
Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period ended January 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2010, were
$407,896,000 and $419,345,000, respectively.

As of January 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31,
2010, were $116,177,000 and $65,506,000, respectively, resulting in net unrealized appreciation of $50,671,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned.
Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction.
Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

January 31, 2010, the Fund received securities-lending income of $76,000, which is net of the 20% income retained by Wachovia. As of January 31, 2010, the Fund loaned securities having a fair market value of approximately $11,594,000 and received cash collateral of $12,065,000 for the loans which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of
    Trustees. The Manager is authorized to select (with approval of the Trust's
    Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The
    Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of
    Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core
    Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)              AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
    ----------------------------------------------------------------------------
     1.00% to 4.00%                 0.04%
     4.01% to 7.00%                 0.05%
     7.01% and greater              0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended January 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $2,977,000, which included a (0.02)% performance adjustment of $(83,000).

B.  SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington
    Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow,
    Hanley, Mewhinney & Strauss, LLC (BHMS), and UBS Global Asset Management
    (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles,
    BHMS, and UBS direct the investment and reinvestment of portions of the
    Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

    Fund's average net assets that Wellington Management manages. For the six-month period ended January 31, 2010, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $232,000.

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that
    Loomis Sayles manages. For the six-month period ended January 31, 2010, the
    Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of
    $204,000.

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA
    Growth & Income Fund combined, in an annual amount of 0.75% of the first
    $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2010, the Manager incurred subadvisory fees, paid or payable to BHMS, of $310,000.

    The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages.
    For the six-month period ended January 31, 2010, the Manager incurred subadvisory fees, paid or payable to UBS, of $381,000.

C.  ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $765,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    certain compliance and legal services for the benefit of the Fund. The
    Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended
    January 31, 2010, the Fund reimbursed the Manager $23,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D.  TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31,
    2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of
    $1,305,000.

    During the six-month period, SAS reimbursed the Fund $167,000 for corrections in fees paid for the administration and servicing of certain accounts.

E.  UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that required recognition or disclosure in the Fund's financial statements.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

(9) NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs
(Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after
December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                SIX-MONTH
                                              PERIOD ENDED
                                               JANUARY 31,                        YEAR ENDED JULY 31,
                                            ------------------------------------------------------------------------------
                                                  2010            2009        2008         2007           2006        2005
                                            ------------------------------------------------------------------------------

Net asset value at beginning of period      $    11.35        $  14.86  $    19.26   $    18.14     $    19.16  $    17.72
                                            ------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                             .03             .11         .12          .13            .10         .13
 Net realized and unrealized gain (loss)          1.20           (3.51)      (1.80)        3.08            .16        2.61
                                            ------------------------------------------------------------------------------
Total from investment operations                  1.23           (3.40)      (1.68)        3.21            .26        2.74
                                            ------------------------------------------------------------------------------
Less distributions from:
 Net investment income                            (.04)           (.11)       (.11)        (.13)          (.10)       (.13)
 Realized capital gains                              -               -       (2.61)       (1.96)         (1.18)      (1.17)
                                            ------------------------------------------------------------------------------
Total distributions                               (.04)           (.11)      (2.72)       (2.09)         (1.28)      (1.30)
                                            ------------------------------------------------------------------------------
Net asset value at end of period            $    12.54        $  11.35  $    14.86   $    19.26     $    18.14  $    19.16
                                            ==============================================================================
Total return (%)*                                10.83(b)       (22.81)     (10.69)       18.46(a)        1.22       15.79
Net assets at end of period (000)           $1,006,965        $927,126  $1,292,943   $1,531,563     $1,376,986  $1,329,900
Ratios to average net assets:**
 Expenses (%)(c)                                  1.05(b),(d)     1.12        1.00          .99(a)        1.01        1.00
 Net investment income (%)                         .54(d)          .99         .74          .57            .59         .69
Portfolio turnover (%)                              42             100          83          119            179          81

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended January 31, 2010, average net assets were $1,011,189,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) During the period ended January 31, 2010, SAS reimbursed the Fund $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.03%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  (.01%)          (.01%)      (.01%)       (.01%)         (.02%)      (.02%)
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2009, through
January 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                         EXPENSES PAID
                                     BEGINNING           ENDING          DURING PERIOD*
                                  ACCOUNT VALUE      ACCOUNT VALUE      AUGUST 1, 2009 -
                                  AUGUST 1, 2009    JANUARY 31, 2010    JANUARY 31, 2010
                                  ------------------------------------------------------

Actual                              $1,000.00          $1,108.30              $5.37

Hypothetical
 (5% return before expenses)         1,000.00           1,020.11               5.14

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 10.83% for the six-month period of
  August 1, 2009, through January 31, 2010.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                                   Christopher W. Claus
                                           Barbara B. Dreeben
                                           Robert L. Mason, Ph.D.
                                           Barbara B. Ostdiek, Ph.D.
                                           Michael F. Reimherr
                                           Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                             USAA Investment Management Company
INVESTMENT ADVISER,                        P.O. Box 659453
UNDERWRITER, AND                           San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                             USAA Shareholder Account Services
                                           9800 Fredericksburg Road
                                           San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                              State Street Bank and Trust Company
ACCOUNTING AGENT                           P.O. Box 1713
                                           Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                                Ernst & Young LLP
REGISTERED PUBLIC                          100 West Houston St., Suite 1800
ACCOUNTING FIRM                            San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                                Under "Products & Services"
SELF-SERVICE 24/7                          click "Investments," then
AT USAA.COM                                "Mutual Funds"

OR CALL                                    Under "My Accounts" go to
(800) 531-USAA                             "Investments." View account balances,
        (8722)                             or click "I want to...," and select
                                           the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

        USAA
        9800 Fredericksburg Road                              --------------
        San Antonio, TX 78288                                    PRSRT STD
                                                               U.S. Postage
                                                                   PAID
                                                                   USAA
                                                              --------------

>>  SAVE PAPER AND FUND COSTS
    At USAA.COM click: MY DOCUMENTS
    Set preferences to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23432-0310                               (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2010

By:*     /S/ CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:     March 31, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     /S/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:     April 1, 2010
         ------------------------------

By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     March 31, 2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.